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                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our firm under the captions "Financial Highlights" in the prospectus and "Independent Auditors" in the Statement of Additional Information, and to the use of our report dated February 14, 2003, which is incorporated by reference, in this Registration Statement (Form N-1A (Amendments No. 12 and 14), Investment Company Act File No. 811-9114) of Needham Funds.

ERNST & YOUNG LLP
New York, New York
April 22, 2003